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                                                                EXHIBIT 10.26

               MODIFICATION, WAIVER AND FORBEARANCE AGREEMENT



         THIS MODIFICATION, WAIVER AND FORBEARANCE AGREEMENT (the "Agreement") is made and entered into this 12th day of April, 1996, between BROADWAY & SEYMOUR, INC., a Delaware corporation (the "Borrower"), and NATIONSBANK, N.A. successor to NationsBank, N.A. (Carolinas)), a national banking association (the "Bank");



                            STATEMENT OF PURPOSE

         The Borrower and the Bank are parties to a Credit Agreement dated October 14, 1994, as heretofore amended and modified (as so amended, the "Credit Agreement"). The Borrower is in default under the Credit Agreement and has requested the Bank to waive such existing defaults and to restructure the credit facility provided for under the Credit Agreement in the respects hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, each to the other, the parties do hereby agree as follows:

         1. Effect of Agreement. This Agreement shall modify and amend the Credit Agreement as set forth herein. Except as expressly modified hereby, the Credit Agreement, including without limitation each representation, warranty and covenant contained therein, shall be and remain in full force and effect. The Line of Credit Termination Date is May 31, 1996.

         2. Definitions. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement.

         3. Waiver of Defaults. The Bank hereby waives each of the existing Events of Default under the Credit Agreement caused by the Borrower's failure to perform and observe its covenants set forth in Sections 7.8 and 7.9 of the Credit Agreement as of fiscal year end December 31, 1995 and the right of the Bank to accelerate the maturity of the Borrower's obligations under the Credit Agreement by reason of such Events of Default. This Agreement shall not be construed as a waiver of the breach of any covenant by the Borrower occurring on or after January 1, 1996 or of the Bank's right to accelerate the maturity of the Borrower's obligations under the Credit Agreement by reason of any such breach.
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         4.      Modification of Credit Agreement.  The Credit Agreement is
hereby amended and modified as follows:

                 (a) To provide that the outstanding principal balance of all Line of Credit Loans shall hereafter bear interest at a fluctuating rate of interest equal to the Prime Rate plus 1%. Each change in the interest rate shall take effect on the effective date of any change in the Prime Rate.

                 (b) By deleting Section 7.3(d) in its entirety and substituting in lieu thereof the following:

                          (d) Promptly upon receipt thereof any management report submitted to the Borrower by its independent public accountants in connection with their auditing function, including, without limitation, any management report and any management responses thereto, together with such additional financial and other information, which is publicly available, as the Bank may from time to time reasonably request.

                 (c) By deleting Section 7.7 in its entirety and inserting in lieu thereof the following:

                          7.7 Current Ratio. Maintain a Current Ratio of at least .75 to 1.0 as of March 31, 1996.

                 (d) By deleting Section 7.8 in its entirety and inserting in lieu thereof the following:

                          7.8 Tangible Net Worth. Maintain a Tangible Net Worth of not less than $6,800,000 as of March 31, 1996 and at all times thereafter.

                 (e) By deleting Section 7.9 in its entirety and inserting in lieu thereof the following:

                          7.9 Cash Flow Coverage. Maintain a Cash Flow Coverage Ratio equal to or greater than 1.0 to 1 as of March 31, 1996.

                 (f) By deleting Section 7.10 in its entirety and inserting in lieu thereof the following:

                          7.10 Debt to Cash Flow. Maintain a ratio of Debt to Cash Flow less than or equal to 6.5 to 1 as of March 31, 1996.


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                 (g)      By adding a new Section 8.7 as follows:

                          8.7 Limitation on Debt. Incur additional Debt exceeding an aggregate of $250,000 during any fiscal year, other than:

                                  (a)      Debt to the Bank;

                                  (b)      Accounts payable arising in the
                          ordinary course of business and not more than ninety
                          (90) days past due unless being contested in good faith and by appropriate proceedings; and

                                  (c)      Surety bonds and appeals bonds in
                          connection with the enforcement of rights or claims of the Borrower or of any Subsidiary or in connection with judgments that do not result in an Event of Default.

                 (h)      By adding a new Section 8.8 as follows:

                          8.8 Limitation on Investments and Acquisitions. Except as otherwise permitted under Section 8.5 and under clause (i) of Section 8.3, purchase, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture or all or substantially all of the business or assets of any other Person without the prior written consent of the Bank.

                 (i) To provide that the Bank shall have the right to continue to perform periodic audits of the collateral, the cost of which (including the audit performed prior to the date of this Agreement) shall be reasonable and shall be borne by the Borrower. The Borrower shall also pay the monthly service fee of $2,500 (which fee shall not be prorated for a partial month) associated with the collateral monitoring program administered by NationsBank Business Credit Services.

         5. Conditions Precedent. The obligation of the Bank to enter into this Agreement is subject to the satisfaction of each of the following conditions precedent:

                 (a) Documents. The Bank shall have received all of the following, each in form and substance satisfactory to the Bank:



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                           (i)         This Agreement (duly executed);

                          (ii) Evidence of the power and authority of the Borrower to execute, deliver and perform this Agreement;


                         (iii) An amendment, acceptable to the Bank in form and substance, of the Pledge Agreement sufficient to grant to the Bank a first Lien on all of the shares of stock of Elite Information Services, Inc. ("Elite") (duly executed); and

                          (iv) A favorable opinion of counsel to the Borrower, addressed to the Bank with respect to such matters as the Bank may require.

                 (b)      No Default or Event of Default. No Default or
         Event of Default shall have occurred on or after January 1, 1996 and be continuing after giving effect to this Agreement.

                 (c) Commitment Fee. The Borrower shall have paid the Bank's commitment fee of $25,000.

                 (d) Financial Information. (i) The receipt and satisfactory review by the Bank of the audited financial statements of the Borrower and its Subsidiaries as of fiscal year end 1995, which statements shall be certified by and contain an unqualified opinion of the independent certified public accountants who prepare such statements, and (ii) the consolidated and consolidating balance sheet and consolidated and consolidating statement of operations of the Borrower and its Subsidiaries as of March 31, 1996, unaudited but certified by the Chief Financial Officer of the Borrower to be correct, each of which financial statements shall present no material adverse change from previously provided information.

         6. Condition Subsequent. On or before April 26, 1996, the Borrower shall cause a collateral assignment of the interest of Elite in the lockbox account of Elite with First Business Bank or another bank acceptable to the Bank, in form and substance satisfactory to the Bank, to be executed and delivered to the Bank, together with UCC Financing Statements in recordable form sufficient to perfect the Bank's security interest in such lockbox and the proceeds thereof. The Borrower shall further deliver to the Bank on or before such date a favorable opinion of counsel to the Borrower confirming the Bank's perfected security interest in such lockbox and its proceeds.


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         7.      Reaffirmation of Loan Documents.  Except as modified herein, the Loan Documents remain in full force and effect and the Borrower hereby expressly represents and warrants that all covenants, representations and warranties specified in the Loan Documents, as amended and modified, are true and correct as of this date.

         8. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Bank as follows:

                 (a) All of the Loan Documents, as modified by this Agreement, are in full force and effect and no Default or Event of Default occurring after January 1, 1996 exists under any of the Loan Documents;

                 (b) The Borrower has no defenses, offsets or counterclaims against the Bank relating to the Loan Documents, as modified by this Agreement, or against the indebtedness arising under, evidenced and/or secured thereby; and

                 (c) The Borrower has full power and lawful authority to execute and perform this Agreement.

         9. Conflict of Terms. In the event of a conflict between the terms of this Agreement and the Loan Documents, the terms of this Agreement shall govern.

         10. Costs. The Borrower agrees to pay all reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Agreement, including, without limitation, the reasonable fees and out-of-pocket expenses of special counsel to the Bank, and agrees to save the Bank harmless from any and all such costs, expenses and liabilities.

         11. Counterparts. This Agreement may be executed in separate counterparts, and said counterparts taken together shall be deemed to constitute one and the same instrument. An executed copy of this Agreement delivered by telecopier shall be intended to have the same effect as an originally executed copy of this Agreement.

         12. Consent of Guarantors. The Guarantors join in the execution of this Agreement for the purpose of evidencing the consent of the Guarantors to the terms hereof and that all of the Borrower's obligations and liabilities under the Credit Agreement, as amended by this Agreement, shall constitute guaranteed Obligations under each of the Guaranty Agreements.


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     IN WITNESS WHEREOF, the parties have caused this instrument to be executed and delivered by their duly authorized officers on the day and year first above written.


                                    BORROWER:

                                    BROADWAY & SEYMOUR, INC.


                                    By       /s/ DAVID A FINLEY
                                             -----------------------------
                                             Name:   David A. Finley
                                             Title:  Executive Vice President
                                                     and Chief Financial
                                                     Officer



                                    BANK:

                                    NATIONSBANK, N.A.


                                    By:      /s/ P.J. PHILLIPPI
                                             -----------------------------
                                             Name:   P.J. Phillippi
                                             Title:  Senior Vice President



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                     CONFIRMATION OF GUARANTY AGREEMENTS

        By execution of this Agreement, the undersigned hereby expressly consent to the modifications and amendments set forth herein, and hereby acknowledge, represent and agree that the Guaranty Agreements remain in full force and effect.

                                        BSI NORTH CAROLINA, INC.

                                        By:  /s/ WILLIAM W. NEAL, III
                                             ---------------------------
                                             Name:  William W. Neal, III
                                             Title: President

(CORPORATE SEAL)

ATTEST:

/s/ LILLIAN GUDZY
- - -------------------------
Lillian Gudzy
Assistant Secretary

                                         NATIONAL FINANCIAL
                                         COMPUTER SYSTEMS, INC.

                                        By:  /s/ WILLIAM W. NEAL, III
                                             --------------------------
                                             Name:  William W. Neal, III
                                             Title: President
(CORPORATE SEAL)

ATTEST:

/s/ LILLIAN GUDZY
- - ----------------------
Lillian Gudzy
Assistant Secretary

                                        NATIONAL SYSTEMS GROUP, INC.

                                        By:  /s/ WILLIAM W. NEAL, III
                                             ---------------------------
                                             Name:  William W. Neal, III
                                             Title: President


(CORPORATE SEAL)

ATTEST:

/s/ LILLIAN GUDZY
- - ---------------------
Lillian Gudzy
Assistant Secretary



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                                        RELATIONAL TEAM CONCEPTS, INC.

                                        By:  /s/ WILLIAM W. NEAL III
                                             --------------------------
                                             Name:  William W. Neal III
                                             Title: President


(CORPORATE SEAL)

ATTEST:

/s/ LILLIAN GUDZY
- - -------------------
Lillian Gudzy
Assistant Secretary


                                        THE HEEBINK GROUP, INCORPORATED

                                        By:  /s/ WILLIAM W. NEAL III
                                             --------------------------
                                             Name:  William W. Neal III
                                             Title: President


(CORPORATE SEAL)

ATTEST:

/s/ LILLIAN GUDZY
- - -------------------
Lillian Gudzy
Assistant Secretary


                                        CORBEL & CO.

                                        By:  /s/ L. JAMES THOMPSON
                                             ------------------------
                                             Name:  L. James Thompson
                                             Title: Vice President


(CORPORATE SEAL)

ATTEST:

/s/ LILLIAN GUDZY
- - -------------------
Lillian Gudzy
Assistant Secretary




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


                                        ELITE INFORMATION SYSTEMS, INC.

                                        By:
                                           ------------------------------
                                             Name:
                                                  -----------------------
                                             Title:
                                                   ----------------------
(CORPORATE SEAL)

ATTEST:

/s/ LILLIAN GUDZY
- - -------------------
Lillian Gudzy
Assistant Secretary


                                        MICRO/RESOURCES, INC.

                                        By:  /s/ ALAN S. STANFORD
                                             ----------------------------
                                             Name:  Alan S. Stanford
                                             Title: Senior Vice President



(CORPORATE SEAL)

ATTEST:

/s/ LILLIAN GUDZY
- - -------------------
Lillian Gudzy
Assistant Secretary



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


                                        ELITE INFORMATION SYSTEMS, INC.

                                        By:  /s/ ALAN RICH
                                             ---------------------------
                                             Name:  Alan Rich
                                             Title: President


(CORPORATE SEAL)

ATTEST:

/s/ LILLIAN GUDZY
- - -------------------
Lillian Gudzy
Assistant Secretary


                                        MICRO/RESOURCES, INC.

                                        By:
                                           ------------------------------
                                             Name:  Alan S. Stanford
                                             Title: Senior Vice President


(CORPORATE SEAL)

ATTEST:

- - ----------------------
Assistant Secretary






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